UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3150

BMC FUND, INC.
(Exact name of registrant as specified in charter)

800 GOLFVIEW PARK (P. O. BOX 500)
LENOIR, NC 28645
(Address of principal executive offices) (Zip code)

CAROL FRYE
BMC FUND, INC.
P. O. BOX 500
LENOIR, NC 28645
(Name and address of agent for service)

Registrant's telephone number including area code: 828-758-6100

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Item 1. Report to Stockholders.

BMC FUND, INC.

FINANCIAL STATEMENTS AND

SUPPLEMENTARY INFORMATION

Year Ended October 31, 2007

BMC FUND, INC.

BMC FUND, INC.
DIRECTORS AND OFFICERS

DIRECTORS

James T. Broyhill	Winston-Salem, North Carolina
Paul H. Broyhill	Lenoir, North Carolina
William E. Cooper	Dallas, Texas
Jan E. Gordon	Palm Harbor, Florida
Allene B. Heilman	Clearwater, Florida
Gene A. Hoots	Charlotte, North Carolina
Brent B. Kincaid	Lenoir, North Carolina
Michael G. Landry	Fort Lauderdale, Florida
John S. Little	Naples, Florida
L. Glenn Orr, Jr.	Winston-Salem, North Carolina

OFFICERS

Paul H. Broyhill	Chairman and Chief Executive Officer
M. Hunt Broyhill	President
Boyd C. Wilson, Jr.	Vice President and Chief Financial Officer
Michael G. Landry	Vice President and Chief Investment Officer
Gene Hendricks	Vice President and Chief Compliance Officer
Carol Frye	Secretary and Treasurer

TO OUR SHAREHOLDERS: MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

We are happy to present to you our report for the year ended October 31, 2007, which we believe contains complete and pertinent financial information.

Over the course of the fiscal year ending October 31, 2007, the combined BMC Fund, Inc. (“The Fund”) portfolio appreciated 15.0% compared to a 10.6% return for the previous fiscal year. For the latest fiscal year, earnings including unrealized gains were $24,821,422.

Over the past year the US economy was challenged by the home-building collapse, falling housing prices and rising credit problems. As was the case in the previous fiscal year the Fund’s relatively high exposure to a diversified global common stock portfolio resulted in exceptionally high absolute and relative returns for overall holdings.

During fiscal year 2007 over half of the mutual fund component was invested in foreign markets with significant exposure to emerging markets and appreciating currencies. As well, the domestic equity portfolios were over weighted in stocks of US based transnational companies that are experiencing above average earnings increases from operations in the higher growth areas of the world. Earnings of these companies are valued in currencies that have risen versus the US dollar.

As mentioned above, the Fund’s portfolio managers focused on higher quality and larger capitalization multinational companies. As was the case in the last fiscal year, this concentration resulted in excellent returns among our positions in transnational companies such as Coca Cola, Avon Products and AFLAC. Also the Fund’s substantial over weight position in energy stocks was another reason for the equity portfolio’s strong relative performance. Rising oil prices drove up the share price of companies in the portfolio such as Royal Dutch, Exxon and Chevron.

Our biggest losses over the past year came in the financial sector as falling housing values led to a sharp rise in foreclosures. This caused the stock prices of some of the largest mortgage lenders to collapse. Making matters worse, subprime loans were packaged and sold. Unfortunately the default rate assumptions of these pooled investments were considerably understated. As the number of defaults grew, holders of these packages were forced to take large write offs, thereby putting further pressure on their stock prices. As a result, the value of the Fund’s holdings in diversified financials and insurance fell. Apart from the financials, consumer discretionary stocks that include autos, producers of consumer durables and retailers fell as consumer confidence seemed to be fading. That being said, an underweight allocation to both the financial and consumer discretionary sector diminished the brunt of the damage to the aggregate portfolio.

Looking forward, the global economy will likely continue to be driven by emerging markets led by China and India. Annual growth rates throughout the developing world have surged to around 7%. They now contribute half of the world’s GDP growth which is over three times as much as the US. It is true that a US economic slowdown would have an effect on the export sectors of emerging economies; however, America is no longer the only engine of growth in the global economy.

The US economy will probably slow as the credit crunch and housing related issues further take their toll. Stocks of companies closely tied to the American economy are less attractive than those of enterprises taking in profits from their businesses in high growth economies or those of exporters taking advantage of the weak US dollar.

Domestic bond market prospects remain unclear as interest rates should eventually spike from historically low levels as inflation prospects become increasingly likely. Bonds of developed countries are also worrisome given the potential for higher interest rates and a change in direction of the value of the dollar against currencies such as the Euro or Canadian dollar. Emerging market bonds provide an alternative fixed income investment considering the high probability that their currencies should appreciate against the dollar. In addition to emerging market bonds the Fund will be looking to alternative investments for preservation of capital, such as cash, lower duration US bonds and bond proxies such as hedge funds.

The Fund’s portfolio managers intend to stay vigilant and ensure that the portfolio continues to be well diversified across asset classes, sectors and world markets.

During the year ended October 31, 2007, the Fund paid the following dividends per share:

December 9, 2006 to shareholders of record November 25, 2006	$1.55
March 10, 2007 to shareholders of record February 25, 2007	.25
June 10, 2007 to shareholders of record May 25, 2007	.25
September 10, 2007 to shareholders of record August 25, 2007	.25

Total	$2.30

The Fund paid a dividend of $1.71 per share on December 10, 2007 to shareholders of record November 25, 2007.

Schedule I is a listing of the entire Fund’s diversified securities at October 31, 2007 with a total market value of $161,646,866.

Paul H. Broyhill, Chairman and
Chief Executive Officer

M. Hunt Broyhill, President

Michael G. Landry, Vice President

FEDERAL INCOME TAX INFORMATION

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2007) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the year ended October 31, 2007, the Fund paid distributions to its shareholders totaling $2.30 per share, comprised of $0.60 per share ordinary income and short term capital gains which are taxable as ordinary income, and $1.70 per share long term capital gains which are taxable as such. The shareholders are furnished a Form 1099 in January of each year, which details the federal tax status of dividends paid by the Fund during the calendar year. There were no undistributed capital gains during the fiscal year.

SUPPLEMENTAL INFORMATION

Paul H. Broyhill, Chairman and Chief Executive Officer, Michael G. Landry, Vice President and Chief Investment Officer, M. Hunt Broyhill, President, Christopher R. Pavese, CFA, Managing Director, and Dan J. Wakin, Managing Director - Alternative Investments, are primarily responsible for the day-to-day management of the Company’s portfolio. Mr. Paul Broyhill has had such responsibility since the inception of the Fund. Messrs. Landry and Hunt Broyhill have had such responsibility since 2001. Messrs. Landry and Hunt Broyhill have been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Company on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JPMorgan Private Bank from January 1999 until February 2005. At JPMorgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations. Mr. Wakin has had such responsibility since February 2006, and has served the Fund in other capacities since 1995.

SUPPLEMENTAL PROXY INFORMATION
2007 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of BMC Fund, Inc. was held on February 24, 2007 at The Hyatt Hotel, Sarasota, Florida. The meeting was held for the following purposes:

1.	To elect the following 10 directors to serve as follows:

Director	Term	Expiring
James T. Broyhill	1 year	2008
Paul H. Broyhill	1 year	2008
William E. Cooper	1 year	2008
Jan E. Gordon	1 year	2008
Allene B. Heilman	1 year	2008
Gene A. Hoots	1 year	2008
Brent B. Kincaid	1 year	2008
Michael G. Landry	1 year	2008
John S. Little	1 year	2008
L. Glenn Orr, Jr.	1 year	2008

2.	To vote upon such other business as may come before the meeting.

The results of the proxy solicitation on the above matters were as follows:

	Director	Votes For	Votes Against	Votes Withheld	Abstentions

1.	James T. Broyhill	4,895,439	-	37,842	-
	Paul H. Broyhill	4,895,439	-	37,842	-
	William E. Cooper	4,895,439	-	37,842	-
	Jan E. Gordon	4,726,380	169,059	37,842	-
	Allene B. Heilman	4,895,439	-	37,842	-
	Gene A. Hoots	4,895,439	-	37,842	-
	Brent B. Kincaid	4,895,439	-	37,842	-
	Michael G. Landry	4,895,439	-	37,842	-
	John S. Little	4,895,439	-	37,842	-
	L. Glenn Orr, Jr.	4,895,439	-	37,842	-

2.	There was no other business voted upon at the Annual Meeting of Shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of BMC Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the BMC Fund, Inc. (the “Company”), including the schedules of investments, as of October 31, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2007, 2006, 2005, 2004, and 2003, and the seven months ended October 31, 2002 and the years ended March 31, 2002 and 2001. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 19, 2000 expressed an unqualified opinion on the financial highlights for those three years.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As explained in note 1, the financial statements include investments valued at $18,944,765 (10.58 percent of net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based upon information provided by the funds managers or the general partners.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMC Fund, Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended, and the financial highlights for the years ended October 31, 2007, 2006, 2005, 2004, 2003, and the seven months ended October 31, 2002 and two years ended March 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

Charlotte, North Carolina
December 21, 2007

BMC FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2007

ASSETS AT MARKET VALUE:
Investment securities (cost - $121,114,387)	$161,646,866
Investments in affiliates - wholly owned subsidiaries (equity value $19,361,952)	18,508,741
Cash and short-term investments	71,039
Receivables, accrued interest and dividends	210,311
Receivable from broker	3,599,240
Other assets	28,534

Total assets	184,064,731

LIABILITIES:
Accounts payable and accrued expenses	89,917
Note payable - bank	5,000,000

Total liabilities	5,089,917

NET ASSETS AT OCTOBER 31, 2007 - EQUIVALENT TO $36.28 PER
SHARE ON 4,933,281 SHARES OF COMMON STOCK OUTSTANDING	$178,974,814

SUMMARY OF SHAREHOLDERS' EQUITY:
Common stock, par value $5.00 per share - authorized 70,000,000 shares;
outstanding, 4,933,281 shares	$24,666,405
Retained earnings prior to becoming investment company	92,939,370
Undistributed net investment income	9,476,728
Realized gains on investments	7,018,329
Undistributed nontaxable gain	5,194,714
Unrealized appreciation of investments	39,679,268

NET ASSETS APPLICABLE TO COMMON STOCK OUTSTANDING	$178,974,814

See accompanying notes to financial statements.

BMC FUND, INC.
STATEMENT OF OPERATIONS
Year Ended October 31, 2007

INVESTMENT INCOME:
Income:
Interest - taxable bonds	$324,657
Other interest and dividends	3,956,918
Equity in earnings of wholly-owned subsidiaries	840,806

Total income	5,122,381

Expenses:
Legal and professional fees	79,450
Directors' fees (Note 3)	50,172
Interest expense	46,679
Investment expense	105,756
Salaries	658,444
Property and liability insurance	66,872
Depreciation expense	2,747
Taxes and licenses	110,067
Rent	30,377
Office supplies and expense	27,509
Dues and subscriptions	40,494
Travel and entertainment	61,502

Total expenses	1,280,069

Investment income, net	3,842,312

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Realized gains from investment securities sold	7,018,329
Change in unrealized appreciation of investments for the period	13,960,781

Net gains on investments	20,979,110

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$24,821,422

See accompanying notes to financial statements.

BMC FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended October 31, 2007 and 2006

	2007	2006

INCREASE IN NET ASSETS FROM OPERATIONS:
Investment income, net	$3,842,312	$5,228,707
Realized gains from investment securities sold	7,018,329	10,022,572
Change in unrealized appreciation of investments
for the year	13,960,781	1,936,082

Net increase in net assets resulting from operations	24,821,422	17,187,361

Distributions to shareholders from:
Net realized gains on investment securities	(10,022,572)	(11,669,860)
Net investment income	(1,323,974)	(2,044,661)

TOTAL INCREASE IN NET ASSETS	13,474,876	3,472,840

NET ASSETS AT BEGINNING OF YEAR	165,499,938	162,027,098

NET ASSETS AT END OF YEAR (Including
undistributed net investment income:
10/31/07 - $9,476,729; 10/31/06 - $16,980,963)	$178,974,814	$165,499,938

See accompanying notes to financial statements.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2007

1.	SIGNIFICANT ACCOUNTING POLICIES

BMC Fund, Inc. (the “Company”) is a closed-end, diversified investment company registered under the Investment Company Act of 1940, as amended. Prior to becoming a regulated investment company on April 1, 1981, BMC Fund, Inc. operated as a regular corporation. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A.
Investment Valuations - The investment securities are stated at market value as determined by closing prices on national securities exchanges. Investment securities include corporate bonds, mutual funds, and common and preferred stocks.

The investments in limited partnerships, other investments and venture capital are stated at estimated fair value as determined by the management of these investments and are approved by the Company’s Valuation Committee after giving consideration to historical and projected financial results, economic conditions, financial condition of investee and other factors and events subject to change. Because of the inherent uncertainty of those valuations, the estimated values may differ significantly from the values that would have been used had a ready market value for the investments. The fair value of these investment types is included in the accompanying schedule I; “Investments in Securities of Unaffiliated Issuers”.

The carrying value of the investments in wholly owned subsidiaries is based on independent appraisals and internal assessments of the fair market values of the subsidiaries’ underlying investments. Equity in earnings of the wholly owned subsidiaries in the statement of operations represents the current year earnings of the subsidiaries accounted for using the equity method.

The carrying value of the investment in real estate is based on an independent appraisal of the fair market value of the real estate.

B.
Investment Transactions - Investment transactions are accounted for on the date the order to buy or sell is executed. Realized gains and losses on investments are determined on the basis of specific identification of issues sold or matured. The aggregate dollar amount of purchases and sales of investment securities, other than government securities and short-term debt securities having maturities of one year or less, for the year ended October 31, 2007, was $162,090,066.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2007

1.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

C.
Income Taxes - No federal tax provision is required as it is the Company’s policy to comply with the provisions of Subchapter M of the Internal Revenue Code of 1954, as amended, including the distribution to its shareholders of substantially all of its income and any capital gains not offset by capital losses. Also, no state income tax provision has been provided because the states in which the Company has income recognize the tax exempt status of a regulated investment company.

D.	Dividend Policy - It is the Company’s policy to pay dividends during the year in sufficient amounts to meet the requirements to maintain its status as a regulated investment company.

E.
Cash and Short-Term Investments - For purposes of financial reporting, the Company considers all investments at financial institutions with original maturities of three months or less to be equivalent to cash. Short-term money market investments managed by third party investors are included in investment securities.

F.
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	LINE OF CREDIT

On September 25, 2000 (modified October 20, 2000 and renewed July 21, 2006), the Company entered into an agreement with a bank for an unsecured line of credit in the amount of $5,000,000 to provide the Company more flexibility in its payment of dividends and management of its investments. The interest rate on any borrowings was at the LIBOR market index rate plus 125 basis points. No commitment fee was charged on any unused balance. This line of credit expired on July 31, 2007.

On October 12, 2007, the Company entered into an agreement with a bank for an unsecured line of credit in the amount of $7,500,000 to provide the Company more flexibility in its payment of dividends and management of its investments. The interest rate on any borrowings is at the LIBOR market index rate plus 100 basis points. No commitment fee is charged on any unused balance. As of October 31, 2007, the Company had borrowings of $5,000,000 from this line of credit, which expires on April 30, 2008.

BMC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year Ended October 31, 2007

3.	ADVISORY BOARD AND REMUNERATION OF DIRECTORS

The Company does not have an advisory board. The independent directors are paid an annual fee of $3,000 plus $1,000 for each meeting attended in person or $500 cash for each meeting attended by telephone. Each such independent director is paid an additional $1,000 for each day attending a committee meeting in person or $500 by telephone other than on the date of a board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

4.	RELATED PARTIES

The Company owns two wholly-owned subsidiaries, P. B. Realty, Inc. and Broyhill Industries, Inc.  During the year, the Company contributed an additional $50,000 of capital to Broyhill Industries, Inc.

The Company leases office space from Broyhill Investments, Inc. which is controlled by Paul H. Broyhill and M. Hunt Broyhill, both officers of BMC Fund, Inc.  The expense associated with this related party lease for each of the years ended October 31, 2007 and 2006 amounted to $30,377 and $14,100, respectively.  Broyhill Investments, Inc. also acts as a common paymaster for payroll and other shared services. This service is provided at no cost to the Company.  All amounts paid by Broyhill Investments, Inc. on behalf of the Company are reimbursed by the Company. The outstanding payable related to these transactions at October 31, 2007 was $88,434.

BMC FUND, INC.
FINANCIAL HIGHLIGHTS
Years Ended October 31, 2007, 2006, 2005, 2004, and 2003, Seven Month Period Ended October 31, 2002, and Each of the Five Years in the Period Ended March 31, 2002

The following table presents financial information divided into three parts: per share operating performance, total investment return and ratios and supplemental data for the years ended October 31, 2007, 2006, 2005, 2004, and 2003, the seven month period ended October 31, 2002, and each of the five years in the period ended March 31, 2002. The first part, per share operating performance, details the changes on a per share basis of the Company's beginning net asset value to its ending net asset value. The second part, total investment return, is based on the market price of the Company's shares of stock. Part three, ratios and supplemental data, provides additional financial information related to the Company's performance.

						Seven Months
						Ended
PER SHARE OPERATING						October 31,
PERFORMANCE	2007	2006	2005	2004	2003	2002	2002	2001	2000	1999	1998	1997

Net asset value, beginning of period	$33.55	$32.84	$30.94	$29.17	$25.46	$28.95	$29.44	$31.84	$29.01	$30.55	$29.33	$29.40
Net investment income	0.78	1.06	0.88	0.82	0.95	0.59	1.13	1.31	2.11	1.04	1.26	1.29
Net gains (losses) on investments	4.25	2.43	2.48	2.08	3.76	(3.45)	(0.30)	(2.13)	2.11	(0.16)	1.95	0.54
Total from investment operations	5.03	3.49	3.36	2.90	4.71	(2.86)	0.83	(0.82)	4.22	0.88	3.21	1.83
Less distributions:
Dividends from net investment income	2.03	2.37	-	0.65	0.45	0.56	0.84	1.58	1.10	1.49	1.14	1.16
Distributions from capital gains	0.27	0.41	1.46	0.48	0.55	0.07	0.48	-	0.29	0.93	0.85	0.74
Total distributions	2.30	2.78	1.46	1.13	1.00	0.63	1.32	1.58	1.39	2.42	1.99	1.90
Net asset value, end of period	$36.28	$33.55	$32.84	$30.94	$29.17	$25.46	$28.95	$29.44	$31.84	$29.01	$30.55	$29.33

Per share market value, end of period[1]	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	$26.00	N/a

TOTAL INVESTMENT RETURN[2]	19.35%	13.40%	12.95%	11.14%	18.12%	(18.85)%	*3.20%	(3.15)%	16.23%	3.38%	12.33%	7.05

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$178,975	$165,500	$162,027	$152,623	$143,910	$125,596	$142,811	$145,221	$157,057	$143,092	$150,705	$144,702
Ratio of expenses to average net assets[3]	0.75%	0.73%	0.60%	0.73%	0.73%	0.71%	*0.62%	0.49%	0.40%	0.32%	0.27%	0.27
Ratio of net investment income to
average net assets[3]	2.26%	3.20%	2.77%	2.70%	3.52%	3.78%	*3.91%	4.23%	6.99%	3.50%	4.18%	4.39
Portfolio turnover rate	51.23%	48.22%	57.54%	40.10%	52.51%	31.95%	67.18%	33.65%	94.21%	80.17%	26.98%	31.23

1Unaudited - Based on stock trades, which are very limited, during that year.
2Unaudited - Computed as follows: income from investment operations divided by per share market value.
3Average is computed on a quarterly basis.
*Annualized

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS
October 31, 2007

	Coupon				Percent
	Interest	Maturity	Face	Market	of Net
Debt Issuer	Rate	Date	Amount	Value	Assets

FIXED INCOME:
OAKWOOD HOMES CORP[1]	7.875%	3/1/2004	$1,000,000	$480,000
ENRON CORP[1]	6.750%	7/1/2005	300,000	-
GENERAL MOTORS ACCEPTANCE CORP	6.125%	1/22/2008	250,000	249,322
JPMORGAN CHASE & CO NIKKEI	0.000%	1/30/2008	3,000,000	3,583,509
UK TREASURY BDS	5.000%	3/7/2008	3,925,377	4,146,345
LEHMAN BROTHERS HLDGS INC NIKKEI	0.000%	9/29/2008	3,000,000	4,114,500
LEHMAN BROTHERS HLDGS INC INTL BASKET	0.000%	11/15/2008	1,000,000	1,327,800
AUSTRALIA GOVT BOND	7.500%	9/15/2009	984,960	1,127,004
LEHMAN BROTHERS HLDGS INC MEDIUM TERM	0.000%	3/15/2011	3,000,000	3,866,400
GENERAL MOTORS CORP	9.400%	7/15/2021	250,000	245,000

TOTAL INVESTMENTS IN TAXABLE BONDS			$16,710,337	$19,139,880	10.69%

1 In default

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
U.S. LARGE CAP EQUITIES
Large Cap Blend
SELECTED AMERN SHS INC COM	5,108.99	150,000	258,208
SPDR TR UNIT SER 1	5,000.00	548,765	773,250
Total Large Cap Blend		698,765	1,031,458	0.57%

Large Cap Growth
SECTOR SPDR TR SBI INT-TEC	15,000.00	406,520	426,000	0.24%

Large Cap Value
DODGE & COX STK FD COM	4,146.57	489,147	659,761
EATON VANCE TAX ADVT COM	13,100.00	292,238	385,140
GABELLI DIVD & INCM TR COM	17,000.00	333,790	371,280
GMO TR VALUE III	33,419.15	254,197	350,567
Total Large Cap Value		1,369,372	1,766,748	0.99%

TOTAL U.S. LARGE CAP EQUITIES		2,474,657	3,224,206	1.80%

U.S. SMALL/MID CAP EQUITIES
Mid Cap Blend
VANGUARD STRATEGIC EQUITY	16,920.62	306,714	423,523	0.24%

Mid Cap Growth
BRANDYWINE FD INC COM	10,053.62	225,000	384,752
VANGUARD CAPITAL OPPOR FUND	4,472.38	100,058	195,532
Total Mid Cap Growth		325,058	580,284	0.32%

Small Cap Value
CORNERCAP GROUP FDS CONTRARIAN	9,354.54	100,000	119,832
VANGUARD SMALL-CAP VALUE I	10,224.95	100,000	176,074
Total Small Cap Value		200,000	295,906	0.17%

TOTAL U.S. SMALL/MID CAP EQUITIES		831,772	1,299,713	0.73%

INTERNATIONAL EQUITIES
World Stock
POLARIS GLOBAL VALUE FUND	4,938.85	105,000	105,445
SPDR SER TR DJ GLOBAL TITA	3,500.00	272,066	289,695
Total World Stock		377,066	395,140	0.22%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
Foreign Large Blend
ISHARES TR MSCI EAFE IDX	12,600.00	520,186	1,084,860
UMB SCOUT INTERNATIONAL FUND	5,625.88	200,000	221,603
VANGUARD INTL GROWTH FUND	10,944.15	553,811	1,018,791
Total Foreign Large Blend		1,273,997	2,325,254	1.30%

Foreign Large Value
GMO TR FOREIGN II	63,902.32	661,348	1,322,778
GMO TR INTL INTRINSIC VL I	19,384.40	362,936	764,133
ISHARES INC MSCI CDA INDEX	25,500.00	466,086	920,040
VANGUARD INTERNATIONAL VALUE	2,449.54	108,000	118,533
Total Foreign Large Value		1,598,370	3,125,484	1.75%

Foreign Small/Mid Value
TWEEDY BROWNE FD INC GLOBA	19,958.23	453,541	693,748	0.39%

Diversified Emerging Markets
ISHARES TR MSCI EMERG MKT	9,000.00	393,810	1,504,710	0.84%

Diversified Asia Pacific
MORGAN S D WITTR ASIA COM	56,000.00	582,115	1,358,560	0.76%

European Stock
ISHARES INC MSCI GERMAN	4,000.00	138,260	145,120
ISHARES INC MSCI UTD KINGDOM	13,700.00	248,982	372,914
NEW IRELAND FUND INC	16,379.00	188,388	474,336
Total European Stock		575,630	992,370	0.55%

Japan Stock
VANGUARD PACIFIC STOCK IND	23,909.15	520,000	771,787
VANGUARD PACIFIC VIPERS	10,100.00	506,327	759,722
Total Japan Stock		1,026,327	1,531,509	0.86%

Asia Ex-Japan Stock
ISHARES INC MSCI AUSTRALIA	41,500.00	663,914	1,440,465
ISHARES INC MSCI S KOREA	5,000.00	324,600	362,400
ISHARES INC MSCI SINGAPORE	151,500.00	1,063,650	2,384,610
MATTHEWS INTL FDS ASIAN GR	75,615.05	1,125,000	1,680,166
TAIWAN FD INC COM	5,000.00	105,444	122,500
Total Asia Ex-Japan Stock		3,282,608	5,990,141	3.35%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

MUTUAL FUNDS:
Latin America Stock
ISHARES INC MSCI BRAZIL	4,000.00	240,237	342,400
ISHARES INC MSCI MEXICO	4,000.00	157,040	247,520
Total Latin America Stock		397,277	589,920	0.33%

TOTAL INTERNATIONAL EQUITIES		9,960,741	18,506,836	10.34%

SPECIALTY FUNDS
Utilities
JOHN HANCOCK PATRIOT PREM	11,974.00	152,045	126,805	0.07%

Health
ISHARES DJ US PHRM	3,000.00	158,105	165,870	0.09%

Natural Resources
ENERPLUS RES FD UNIT TR G	5,000.00	218,766	241,900
ISHARES DJ US OIL & GAS EX	7,500.00	448,713	496,050
ISHARES DJ US OIL EQUIPMENT	7,500.00	449,902	473,325
OIL SVC HOLDRS TR DEPOSTRY	4,000.00	535,335	760,400
POWERSHARES ETF TRUST WATE	15,000.00	268,469	331,500
POWERSHS DB MULTI SECT DB	10,000.00	283,175	292,700
PROVIDENT ENERGY TR TR UNI	20,000.00	228,129	263,400
VANGUARD MATERIALS	6,500.00	555,221	597,155
Total Natural Resources		2,987,710	3,456,430	1.93%

Precious Metals
ISHARES COMEX GOLD TR	30,000.00	1,762,368	2,358,000
MARKET VECTORS ETF TR GOLD	10,000.00	373,966	506,000
Total Precious Metals		2,136,334	2,864,000	1.60%

Technology
ULTRA SEMICONDUCTORS PROSHARES	2,500.00	209,168	209,775	0.12%

Long-Short
HUSSMAN STRATEGIC GROWTH FUND	278,211.27	4,500,000	4,493,112	2.51%

TOTAL SPECIALTY FUNDS		10,143,362	11,315,992	6.32%

TOTAL INVESTMENTS IN MUTUAL FUNDS		$23,410,532	$34,346,747	19.19%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

		Market	Percent of
Company Name	Cost	Value	Net Assets

OTHER INVESTMENTS:

LIMITED PARTNERSHIPS:
INSTITUTIONAL BENCHMARKS SERIES LLC:
-CONVERTIBLE ARBITRAGE SERIES	$1,475,886	$1,870,301
-EVENT DRIVEN SERIES	2,298,592	3,513,127
-MERGER ARBITRAGE SERIES	1,600,000	2,329,770
JMG CAPITAL PARTNERS LP	609,767	1,872,789
LMC COMPASS FUND, LP	1,500,000	2,136,925
MARINER PARTNERS, LP	750,000	1,703,833
RYE SELECT BROAD MARKET FUND LP	1,000,000	1,080,504
STARK INVESTMENTS LP	1,000,000	3,038,523
STARK STRUCTURED FINANCE ONSHORE FUND, LP	1,000,000	1,185,603
WALNUT INVESTMENT PARTNERS LP	235,567	69,140
TOTAL LIMITED PARTNERSHIPS	11,469,812	18,800,515	10.50%

CALL OPTIONS:
CAL-MAINE FOODS INC CALL OPTION $30 EXP 2/16/08	15,063	9,250
CAL-MAINE FOODS INC CALL OPTION $35 EXP 5/17/08	16,062	10,000
CBOE JUMBO VOLATILITY INDEX CALL OPTION $25 EXP 11/17/07	106,250	60,000
CBOE JUMBO VOLATILITY INDEX CALL OPTION $30 EXP 11/17/07	96,250	65,000
TOTAL CALL OPTIONS	233,625	144,250	0.08%

TOTAL OTHER INVESTMENTS	$11,703,437	$18,944,765	10.58%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

COMMON STOCKS:
CONSUMER DISCRETIONARY
Consumer Durables & Apparel	170,600.00	HEAD N V NY REGISTRY SH	$343,660	$636,338	0.36%

Consumer Services	21,300.00	MCDONALDS CORP COM	439,383	1,272,675	0.71%

Media	30,000.00	DISNEY WALT CO COM	691,627	1,038,900
	500.00	GRUPO TELEVISA SA DE SP AD	14,532	12,425
	55,000.00	NEWS CORP CL B	958,567	1,261,150
			1,664,726	2,312,475	1.29%

Retailing	3,000.00	AARON RENTS INC COM	61,227	63,540
	30,000.00	HOME DEPOT INC COM	1,027,660	945,300
			1,088,887	1,008,840	0.56%

TOTAL CONSUMER DISCRETIONARY			3,536,656	5,230,328	2.92%

CONSUMER STAPLES
Food & Staples Retailing	3,000.00	COSTCO COMPANIES INC COM	192,688	195,855
	56,000.00	KROGER CO COM	979,120	1,645,840
	32,000.00	SAFEWAY INC COM NEW	598,650	1,088,000
	3,000.00	SYSCO CORP COM	87,749	102,045
			1,858,207	3,031,740	1.69%

Food, Beverage & Tobacco	10,000.00	ANHEUSER BUSCH COS INC COM	444,333	512,800
	10,000.00	CADBURY SCHWEPPES PLC ADR	320,147	532,400
	1,000.00	CAMPBELL SOUP CO COM	34,245	36,980
	22,000.00	COCA COLA CO COM	910,468	1,358,720
	10,000.00	DIAGEO P L C SPON ADR NEW	584,722	917,500
	12,500.00	GENERAL MLS INC COM	615,776	721,625
	11,900.00	HEINZ H J CO COM	399,291	556,682
	22,800.00	NESTLE S A SPONSORED ADR	1,194,924	2,628,576
	4,000.00	PEPSICO INC COM	286,163	294,880
	3,500.00	SADIA	126,325	238,840
	10,000.00	SMITHFIELD FOODS INC COM	295,713	286,700
			5,212,107	8,085,703	4.52%

Household & Personal Products	35,000.00	AVON PRODS INC COM	940,373	1,434,300
	18,000.00	PROCTER & GAMBLE CO COM	1,130,321	1,251,360
	2,000.00	USANA HEALTH SCIENCES COM	75,958	81,620
			2,146,652	2,767,280	1.55%

TOTAL CONSUMER STAPLES			9,216,966	13,884,723	7.76%

ENERGY	15,000.00	ADVANTAGE ENERGY INCOM TR	166,993	189,900
	18,000.00	BP PLC SPONSORED ADR	1,115,427	1,403,820
	7,500.00	CHEVRON CORP	338,776	686,325
	23,036.00	CONOCOPHILLIPS COM	746,332	1,957,138
	2,000.00	CROSSTEX ENERGY, LP	71,001	68,480
	4,500.00	DEVON ENERGY CORP NEW COM	370,758	409,900
	6,500.00	DIAMOND OFFSHORE DRILL COM	692,441	724,295
	5,000.00	DOUBLE HULL TANKERS COM	73,837	77,275
	25,340.00	ENTERPRISE PRODS PARTN COM	470,956	810,627
	9,504.00	EXXON MOBIL CORP COM	520,472	874,273

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

	2,000.00	FRONTIER OIL CORP COM	74,085	91,580
	2,000.00	GENERAL MARITIME CORP SHS	60,875	54,060
	5,000.00	INERGY L P UNIT LTD PTNR	178,794	174,400
	5,057.00	KINDER MORGAN MANAGEMENT L	255,919	256,896
	15,850.00	KINDER MORGAN MGMT FRACTIONAL SH	8	8
	3,000.00	KNIGHTSBRIDGE TANKERS ORD	78,032	76,440
	500.00	MARATHON OIL CORP COM	23,527	29,565
	10,000.00	MARKWEST ENERGY PARTNERS L	349,048	327,700
	1,000.00	NABORS INDUSTRIES LTD SHS	27,841	27,830
	9,000.00	NATIONAL OILWELL VARCO COM	604,600	628,960
	7,000.00	NOBLE CORPORATION SHS	335,816	370,650
	3,000.00	NORDIC AMERICAN TANKER COM	114,402	115,370
	2,000.00	ONEOK PARTNERS LP	139,118	126,020
	20,000.00	PENGROWTH ENERGY TR TR UNI	351,250	378,580
	10,000.00	PENN VIRGINIA HOLDINGS LP	318,222	330,000
	7,500.00	PENN WEST ENERGY TR TR UNI	213,258	239,250
	3,500.00	ROYAL DUTCH SHELL ADR A	187,274	306,285
	8,792.00	ROYAL DUTCH SHELL ADR B	431,360	767,102
	3,000.00	SAN JUAN BASIN ROYALTY TRU	91,906	111,150
	1,000.00	SASOL	45,490	50,860
	2,050.00	SUNCOR ENERGY INC COM	190,444	217,721
	3,500.00	SUNOCO LOGISTICS PT LP COM	202,326	205,450
	2,000.00	SUPERIOR ENERGY SERVICES	78,688	67,960
	4,500.00	TENARIS S A SPONSORED ADR	218,977	242,100
	10,000.00	TEPPCO PARTNERS L P UT LTD	323,635	402,600
	1,000.00	TIDEWATER INC COM	72,402	54,670
	2,000.00	VALERO ENERGY CORP NEW COM	128,093	136,660
	5,088.00	WEATHERFORD INTL LTD COM	305,834	317,162
	2,500.00	XTO ENERGY INC COM	145,323	165,950
TOTAL ENERGY			10,113,540	13,475,012	7.53%

FINANCIALS
Banks	4,000.00	BANCO BILBAO VIZCAYA ARGEN	101,491	100,960
	16,000.00	BANK OF AMERICA CORP COM	779,164	772,130
	12,000.00	FIRST CHARTER CORP.	268,562	363,600
	1,000.00	ICICI BANK	41,857	69,440
	13,700.00	US BANCORP DEL COM NEW	229,609	454,292
			1,420,683	1,760,422	0.99%

Diversified Financials	20,800.00	ALLIANCE BERNSTEIN HLDG UN	905,410	1,773,844
	14,000.00	ALLIED CAP CORP COM	435,017	412,470
	9,750.00	BROOKFIELD ASSET MANAGEMEN	351,327	397,702
	8,133.00	CITIGROUP INC COM	295,171	340,773
	1,000.00	CME GROUP	554,723	576,750
	6,582.00	HSBC HLDGS PLC SPON ADR NE	505,109	655,041
	5,000.00	INVESTOOLS INC	49,936	65,950
	5,000.00	LLOYDS TSB GROUP PLC SPONS	205,944	228,600
	50.00	MOODYS CORP COM	3,274	2,186
	7,500.00	MORGAN STANLEY COM NEW	328,301	504,450
	4,000.00	OPTIONS EXPRESS HOLDINGS	92,497	113,440
			3,726,709	5,071,206	2.83%

Insurance	19,000.00	AFLAC INC COM	992,199	1,192,820
	12,000.00	AMERICAN INTL GROUP COM	832,372	756,940

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

	2.00	BERKSHIRE HATHAWAY A	218,700	265,000
	8,000.00	MANULIFE FINL CORP COM	247,078	371,120
	40,000.00	MARSH & MCLENNAN COS COM	1,154,788	1,035,600
	2,500.00	PRUDENTIAL FINL INC COM	247,370	241,800
			3,692,507	3,863,280	2.16%

Real Estate	20,000.00	CAPITALSOURCE INC COM	483,546	357,525
	8,000.00	VENTAS INC	274,004	327,620
			757,550	685,145	0.38%

TOTAL FINANCIALS			9,597,449	11,380,053	6.36%

HEALTH CARE
Health Care Equipment & Services	166.00	AMEDISYS INC COM	5,176	7,047
	5,000.00	BARD C R INC COM	206,257	418,050
	2,000.00	BAXTER INTL INC COM	101,072	109,640
	27,500.00	CIGNA CORP COM	653,587	1,439,725
	500.00	COVENTRY HEALTH CARE COM	28,213	30,155
	7,000.00	LABORATORY CORP AMER HLDGS	321,525	481,250
	2,000.00	MEDCO HEALTH SOLUTIONS COM	170,002	188,760
	22,000.00	MEDTRONIC INC COM	1,186,791	1,043,680
	2,500.00	PEDIATRIX MED GROUP COM	116,869	163,750
	4,000.00	QUEST DIAGNOSTICS INC COM	198,789	210,720
	550.00	UNITEDHEALTH GROUP INC COM	27,866	27,032
			3,016,147	4,119,809	2.30%

Pharmaceuticals & Biotechnology	200.00	AMGEN INC COM	11,330	11,622
	12,500.00	BIOVAIL CORP.	241,549	250,125
	40,000.00	BRISTOL MYERS SQUIBB COM	965,578	1,199,600
	100.00	GILEAD SCIENCES INC COM	4,127	4,619
	10,000.00	GLAXOSMITHKLINE PLC SPONSO	523,306	512,500
	12,500.00	JOHNSON & JOHNSON COM	764,836	814,625
	500.00	MATRIXX INITIATIVES COM	12,376	8,655
	30,000.00	MERCK & CO INC COM	827,577	1,747,800
	250.00	PDL BIOPHARMA INC COM	7,829	5,300
	42,500.00	PFIZER INC COM	1,088,257	1,045,675
	45,000.00	SCHERING PLOUGH CORP COM	935,416	1,373,400
	11,500.00	SCIELE PHARMA INC COM	260,885	286,960
	15,000.00	WYETH COM	679,752	729,450
			6,322,818	7,990,331	4.46%

TOTAL HEALTH CARE			9,338,965	12,110,140	6.76%

INDUSTRIALS
Capital Goods	12,000.00	3M COMPANY	1,044,512	1,036,320
	7,500.00	CATERPILLAR INC DEL COM	580,837	559,575
	10,000.00	COOPER INDUSTRIES	500,421	523,900
	7,500.00	DRS TECHNOLOGIES INC COM	215,334	430,800
	7,000.00	GENERAL DYNAMICS CORP COM	335,505	636,720
	38,000.00	GENERAL ELEC CO COM	1,272,352	1,564,080
	3,000.00	II-VI INC.	86,995	96,120
	2,000.00	KENNAMETAL	157,759	182,420
	12,200.00	L-3 COMMUNICATNS HLDGS COM	1,076,286	1,333,868
	2,000.00	MANITOWOC INC COM	92,240	98,520

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

	3,000.00	PARKER HANNIFIN CORP COM	202,034	228,710
	3,000.00	PRECISION CASTPARTS CORP	396,822	432,930
	5,000.00	WOODWARD GOVERNOR CO.	321,962	335,000
			6,283,059	7,458,963	4.17%

Commercial Services & Supplies	3,000.00	CINTAS	109,870	109,670
	11,000.00	STERICYCLE INC COM	445,435	627,630
			555,305	737,300	0.41%

TOTAL INDUSTRIALS			6,838,364	8,196,263	4.58%

INFORMATION TECHNOLOGY
Software & Services	10,000.00	BMC SOFTWARE	339,147	338,400
	200.00	CACI INTL INC CL A	9,943	10,770
	200.00	COGNIZANT TECHNOLOGY SOLUT	7,825	8,292
	2,950.00	GLOBAL SOURCES	48,941	95,610
	53,000.00	MICROSOFT CORP COM	1,410,540	1,950,930
	8,000.00	ORACLE CORP COM	141,566	175,110
	10,000.00	UNITED ONLINE INC COM	114,228	176,000
			2,072,190	2,755,112	1.54%

Technology Hardware & Equipment	4,500.00	CISCO SYS INC COM	123,066	144,535
	25,000.00	E M C CORP MASS COM	521,525	634,750
	15,000.00	HEWLETT PACKARD CO COM	365,950	775,200
	10,000.00	INTERNATIONAL BUS MACH COM	728,412	1,161,200
	3,000.00	NOKIA CORP SPONSORED ADR	110,685	119,160
	10,500.00	SEAGATE TECHNOLOGY SHS	291,381	292,320
	10,000.00	TYCO ELECTRONICS	212,529	356,700
	14,500.00	WESTERN DIGITAL CORP COM	332,820	360,490
			2,686,368	3,844,355	2.15%

Semiconductors & Semiconductor Equipment	4,000.00	INTEL CORP COM	98,880	107,600
	2,500.00	MEMC ELECTRONIC MATERIALS	154,049	183,050
	1,500.00	NVIDIA CORP COM	56,947	53,070
			309,876	343,720	0.19%

TOTAL INFORMATION TECHNOLOGY			5,068,434	6,943,187	3.88%

MATERIALS	12,000.00	ALLIANCE RES PARTNR LP UT	207,160	461,280
	5,820.00	ANGLO AMERN PLC ADR	159,651	203,409
	10,000.00	ARCHER DANIELS MIDLAND COM	330,233	357,800
	1,000.00	B A S F A G SPONSORED ADR	123,271	138,556
	10,000.00	BHP BILLITON LTD SPONSORED	594,539	743,000
	2,500.00	CAMECO CORP COM	117,508	122,625
	1,012.00	CEMEX S A SPON ADR 5 ORD	34,346	31,038
	2,000.00	CLEVELAND CLIFFS	135,702	160,100
	6,500.00	FREEPORT MCMORAN COPPER &	653,890	764,920
	7,000.00	MECHEL OAO	420,329	498,850
	2,500.00	METAL MANAGEMENT	132,925	128,425
	1,500.00	NUCOR CORP COM	100,114	93,030
	2,000.00	POTASH CORPORATION	158,058	185,640
	500.00	RIO TINTO	129,747	187,500
	5,000.00	SOUTHERN COPPER CORP	559,134	676,700
	4,000.00	TITANIUM METALS CORP	135,151	139,600
TOTAL MATERIALS			3,991,758	4,892,473	2.73%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

					Percent
Sectors and	Shares			Market	of Net
Industries	Held	Company Name	Cost	Value	Assets

TELECOMMUNICATION SERVICES	6,000.00	AMERICA MOVIL SA DE CV SPO	316,261	389,790
	10,000.00	AT&T CORP COM	335,778	417,900
	1,300.00	CHINA MOBILE HONG KONG SPO	60,105	134,784
	8,250.00	CHUNGHWA TELECOM CO SPONSO	136,617	158,400
	1,000.00	MILLICOM INTL CELLULAR	95,590	117,480
	6,000.00	MOBILE TELESYS OJSC SPONSO	411,482	475,500
	17,500.00	PARTNER COMMUNICATIONS	269,948	333,325
	500.00	SK TELECOM LTD SPONSORED A	9,648	15,405
	14,221.00	TELECOM CP NEW ZEALAND SPO	208,204	238,770
	12,500.00	TELECOMUNCA DE SAO PAU SPO	264,168	427,750
	10,000.00	VERIZON COMMUNICATIONS COM	296,520	460,700
TOTAL TELECOMMUNICATION SERVICES			2,404,321	3,169,804	1.77%

UTILITIES	7,000.00	AMERIGAS PARTNERS L P UNIT	251,267	265,300
	1,000.00	CENTERPOINT ENERGY	18,505	16,760
	5,000.00	COMPANHIA DE SANEAMENTO SP	100,589	260,100
	5,000.00	COMPANHIA PARANAENSE de EN	69,495	82,500
	7,500.00	ENDESA NACIONAL ELEC SPONS	312,708	388,200
	5,000.00	EXELON CORP COM	131,176	413,900
	5,500.00	ONEOK INC NEW COM	113,272	274,670
	65,000.00	TECO ENERGY INC COM	931,803	1,093,950
	2,500.00	VEOLIA ENVIRONMENT ADS	189,873	224,325
TOTAL UTILITIES			2,118,688	3,019,705	1.69%

TOTAL INVESTMENTS IN COMMON STOCKS			$62,225,141	$82,301,688	45.98%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

				Percent
	Shares		Market	of Net
Company Name	Held	Cost	Value	Assets

PREFERRED STOCKS:
BLUE WATER TR I	10	$1,001,109	$1,000,000
LEARNINGSTATION.COM	1,224,661	500,000	300,000

TOTAL INVESTMENTS IN PREFERRED STOCKS		$1,501,109	$1,300,000	0.73%

BMC FUND, INC.	SCHEDULE I
INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS (CONTINUED)
October 31, 2007

			Market	Percent of
Industries	Company Name	Cost	Value	Net Assets

Short-term Investments	Evergreen Institutional
	Money Market Fund	$5,613,786	$5,613,786

Total Short-term Investments		$5,613,786	5,613,786	3.14%

TOTAL INVESTMENTS - MARKET VALUE			$161,646,866	90.32%

Aggregate gross unrealized appreciation of security values			$42,625,146
Aggregate gross unrealized depreciation of security values			(2,092,667)
Net appreciation of security values			40,532,479
Tax cost of securities			121,114,387

Total market value of securities			$161,646,866

BMC FUND, INC.	SCHEDULE II
INVESTMENTS IN AFFILIATES
October 31, 2007

		Amount of Equity
	Number of	In Net Profit
	Shares Held At	And Loss	Amount of	Value at
	October 31,	for the	Dividends	October 31,
Issuer	2007	Period	(1)	2007

Broyhill Industries, Inc. - wholly owned
subsidiary	1,000	$(40,301)	$-	$648,927

P. B. Realty, Inc. - wholly owned
subsidiary	1,000	881,107	-	17,859,814

TOTAL		$840,806	$-	$18,508,741

(1)
All of the dividends received by BMC Fund, Inc. from its wholly owned subsidiaries have been credited to the investment account since BMC Fund, Inc. is accounting for its investment in the subsidiary companies on the equity method.

Item. 2. Code of Ethics.

On July 26, 2003, the Board of Directors of the Registrant adopted a Code of Ethics for the principal executive officer and principal financial and accounting officer. The Code was amended by the Board of Directors on February 24, 2007, to update wording in reference to the Registrant’s independent registered public accounting firm.

(c)-(e) N/A

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Brent B. Kincaid, a member of its Audit Committee, is an audit committee financial expert. Mr. Kincaid is an independent director of the Registrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: $29,000.00 for the fiscal year ended October 31, 2006; $45,117.00 for the fiscal year ended October 31, 2007.

(b) Audit-Related Fees: $1,817.00 for the fiscal year ended October 31, 2006 and $2,033.00 for the fiscal year ended October 31, 2007.

(c) Tax Fees: $1,025.00 for the fiscal year ended October 31, 2006; $0.00 for the fiscal year ended October 31, 2007. These fees were incurred for review of the tax returns.

(d) All Other Fees: $2,370.00 for the fiscal year ended October 31, 2006; $899.00 for the fiscal year ended October 31, 2007. The fee was incurred for report production and printing.

(e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

(e)(2) One hundred percent of the services described in Items 4(b) through 4(d) were approved in accordance with the Audit Committee Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2007 was attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) N/A

(h) N/A

Item 5. Audit Committee of Listed Registrants.

N/A

Item 6. Schedule of Investments.

Included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Registrant adopted Proxy Voting Policies and Procedures on July 26, 2003 and amended them October 30, 2003, April 5, 2004 and May 26, 2005.
A copy as amended is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)(1) As of the date of filing of this report, Paul H. Broyhill, Chairman and Chief Executive Officer, Michael G. Landry, Vice President and Chief Investment Officer, M. Hunt Broyhill, President, Christopher R. Pavese, CFA, Managing Director, and Dan J. Wakin, Managing Director - Alternative Investments, are primarily responsible for the day-to-day management of the Registrant’s portfolio. Mr. Paul Broyhill has served in such capacity since the inception of the Registrant in 1982. Messrs. Landry and Hunt Broyhill have served in such capacity since 2001. Messrs. Landry and Hunt Broyhill have been engaged in asset management for various institutions and high net worth individuals for more than five years. Prior to joining the Registrant on March 1, 2005, Mr. Pavese was a Vice President and Portfolio Manager at JP Morgan Private Bank from January 1999 until February 2005. At JP Morgan, Mr. Pavese was engaged in asset management, portfolio strategy, and asset allocation for high net worth individuals, personal trusts, endowments and foundations. Mr. Wakin has served as a portfolio manager since February 2006. He has been employed by the Registrant since 1995, researching and advising management about hedge funds and other alternative investments.

(a)(2) The following tables provide information regarding registered investment companies other than the Registrant, other pooled investment vehicles, and other accounts over which the Registrant’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and the total assets in the accounts with respect to which the fees are based on performance. The information is provided as of the Registrant’s fiscal year ended October 31, 2007.

Paul H. Broyhill
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	4
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$56,989,256
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Michael G. Landry
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	1
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	1
Assets Managed	$0	$0	$25,000,000
Assets Managed with Performance-Based Advisory Fees	$0	$0	$25,000,000

M. Hunt Broyhill
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	2	2
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$15,901,327	$46,510,657
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Christopher R. Pavese
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	None	17
Number of Accounts Managed with Performance-Based Advisory Fees	None	None	None
Assets Managed	$0	$0	$1,800,000
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Dan J. Wakin
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	None	2	28
Number of Accounts Managed with Performance-Based Advisory Fees	None	0	None
Assets Managed	$0	$15,901,327	$6,926,428
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Material Conflicts of Interest
The Fund recognizes that actual or potential conflicts of interest are inherent in our business. These actual or potential conflicts may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. Certain investments may be appropriate for the Fund and also for other clients advised by the portfolio manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Therein lies the possibility that a particular security could be bought or sold for the Fund and also for other clients, along with the possibility that a particular security could be bought or sold for the Fund while the opposite transaction could be occurring for other clients due to their investment strategy.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

The Fund also recognizes that in some cases, an actual or potential conflict may arise where a portfolio manager may have an incentive, such as a performance-based fee.

The Fund is in the process of developing written policies and procedures designed to address conflicts of interest its portfolio managers may face.

(a)(3)

Compensation Structure of Portfolio Managers
The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the senior management of the Fund. Salaries are determined by the senior management and are based upon an individual’s position and overall value to the Fund. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the Fund and the profitability of the Fund. Salaries and bonuses for portfolio managers are not based upon criteria such as performance of the Fund or the value of assets of the Fund. Portfolio managers also have the opportunity to participate in other employee benefits available to all of the employees of the Fund.

(a)(4) The dollar range of the Registrant’s equity securities owned beneficially by the Registrant’s portfolio managers as of the Registrant’s fiscal year ended October 31, 2007 is set forth below:

Name of Portfolio Manager	Dollar ($) Range of Registrant’s Shares Beneficially Owned
Paul H. Broyhill	Over $1,000,000
Michael G. Landry	$1-$10,000
M. Hunt Broyhill	Over $1,000,000
Christopher R. Pavese	None
Dan J. Wakin	None

(b) N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

N/A

Item 11. Controls and Procedures.

Within the 90 days prior to the date of this report, the Registrant's management carried out an evaluation, under the supervision and with the participation of Registrant's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant's disclosure controls and procedures pursuant to Rule 30a-3(b) of the Investment Company Act of 1940. Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer concluded as of a date within 90 days of the filing of this report that the Registrant's disclosure controls and procedures are effective in timely alerting them to material information relating to the Registrant required to be included in the Registrant's periodic SEC filings.

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Registrant's Code of Ethics is attached as Exhibit 12(a)(1).

(a)(2) Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMC Fund, Inc.

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date: December 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Paul H. Broyhill
Paul H. Broyhill
President and Chief Executive Officer

Date: December 21, 2007

By

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Vice President and
Chief Financial Officer

Date: December 21, 2007